SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Balanced Fund (Effective on or about March 1, 2012: DWS Global Income Builder Fund)

Effective on or about March 1, 2012, DWS Balanced Fund will change its name to DWS Global Income Builder Fund.

Effective on or about March 1, 2012, the following sections of the summary prospectus are supplemented as follows:

The following information replaces the existing disclosure contained in the “INVESTMENT OBJECTIVE” section of the fund’s summary prospectus:

The fund seeks to maximize income while maintaining prospects for capital appreciation.

The following information replaces the existing disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus:

Main investments. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. The fund invests at least 25% of net assets in fixed income senior securities.

Management process. Portfolio management allocates the fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund’s overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques.

Derivatives. Portfolio management generally may use credit default swaps, which are a type of derivative (contracts whose value is based on, for example, indices, currencies or securities), to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities, and futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

December 27, 2011 PROSTKR-137

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the fund’s summary prospectus.

MANAGEMENT

Investment Advisor
Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Thomas Schuessler, PhD., Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

Fabian Degen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Effective on or about March 1, 2012, QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the fund. All references to QS Investors are hereby deleted effective on or about March 1, 2012.

Please Retain This Supplement for Future Reference

December 27, 2011
PROSTKR-137

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